EXHIBIT 2.1

CUSIP No.  Y75638109

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated:  July 17, 2018

V. PREM WATSA

/s/ V. Prem Watsa

V. Prem Watsa

THE ONE ONE ZERO NINE HOLDCO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY THREE FOUNDATION

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: Director

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: President

FFHL GROUP LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Director

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

WENTWORTH INSURANCE COMPANY LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

HAMBLIN WATSA INVESTMENT COUNSEL LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Managing Director

FAIRFAX (US) INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY US HOLDINGS INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY REINSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett

Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FAIRFAX FINANCIAL HOLDINGS (SWITZERLAND) GMBH

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, GMBH

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

AW UNDERWRITERS INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH NATIONAL INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

RIVERSTONE HOLDINGS LIMITED

By:	/s/ Nicholas C. Bentley
Name: Nicholas C. Bentley
Title: Managing Director

RIVERSTONE INSURANCE (UK) LIMITED

By:	/s/ Nicholas C. Bentley
Name: Nicholas C. Bentley
Title: Director

BRIT LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Chief Financial Officer and Director

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Chief Financial Officer and Director

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Director